Exhibit 10.4
SECURITIES PURCHASE AGREEMENT
THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of December 23, 2009 by and between Mexoro Minerals Ltd., an entity organized under the laws of Mexico (the “Company”), and Mario Ayub (“Purchaser”).
WHEREAS, Purchaser has entered into an Cancellation of Debt and Release Agreement with the Company, dated as of the date hereof (the “Release Agreement”), pursuant to which the parties have agreed to enter into this Agreement; and
WHEREAS, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, shares of common stock of the Company and warrants to purchase shares of common stock of the Company as herein described according to the terms and subject to the conditions hereinafter set forth.
NOW, THEREFORE, in consideration for the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1. Number of Shares and Price Per Share. The Purchaser hereby agrees to purchase from the Company and the Company agrees to sell to Purchaser (a) 386,666 shares of the Company’s Common Stock, no par value per share (the “Shares”), and (b) 193,333 warrants to purchase shares of the Company’s Common Stock (the “Warrants”, and along with the Shares, the “Securities”), for an aggregate purchase price of $116,000 (the “Purchase Price”). The Purchase Price for the Securities will be paid through the Purchaser’s cancellation hereby of indebtedness in an amount equal to $116,000 due to Purchaser as set forth in the Release Agreement. The closing of the sale and purchase of the Securities shall occur immediately upon execution of this Agreement.
2. Legends. All certificates representing any Securities subject to the provisions of this Agreement shall have endorsed thereon the following legends:
(a) “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.”
(b) Any legend required to be placed thereon under applicable state securities laws.

3. Representations and Warranties. In connection with the proposed purchase of the Securities, the Purchaser hereby agrees, represents and warrants as follows:
(a) The Purchaser is purchasing the Securities solely for the Purchaser’s own account for investment and not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act.
(b) The Purchaser realizes that Purchaser’s purchase of the Securities will be a highly speculative investment, and Purchaser is able, without impairing Purchaser’s financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of Purchaser’s investment.
(c) The Company has disclosed to the Purchaser that:
(i) The sale of the Securities has not been registered under the Securities Act, and the Securities must be held indefinitely unless a transfer of it is subsequently registered under the Securities Act or an exemption from such registration is available, and that the Company is under no obligation to register the Securities;
(ii) The Company will make a notation in its records of the aforementioned restrictions on transfer and legends.
(d) The Purchaser is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including among other things: the resale occurring not less than six months from the date the Purchaser has purchased and paid for the Securities and the availability of certain public information concerning the Company.
(e) Without in any way limiting the Purchaser’s representations and warranties set forth above, the Purchaser further agrees that the Purchaser shall in no event make any disposition of all or any portion of the Securities which the Purchaser is purchasing unless and until:
(i) There is then in effect a registration statement under the Securities Act (a “Registration Statement”) covering such proposed disposition and such disposition is made in accordance with said Registration Statement; or
(ii) The Purchaser shall have (1) notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (2) if reasonably requested by the Company, furnished the Company with an opinion of the Purchaser’s own counsel to the effect that such disposition will not require registration of such shares under the Securities Act, and such opinion of the Purchaser’s counsel shall have been concurred in by counsel for the Company, and the Company shall have advised the Purchaser of such concurrence.

4. “Market Stand-Off” Agreement. Purchaser hereby agrees that in connection with any underwritten public offering by the Company, during the period of 90 days following the effective date of the Registration Statement of the Company filed under the Securities Act with respect to such offering, he or she will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by him or her at any time during such period except common stock included in such registration. If requested by such underwriter, Purchaser agrees to execute a lock-up agreement in such form as the underwriter may reasonably propose.
5. Transfers in Violation of Agreement. The Company shall not be required (i) to transfer on its books any Securities of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.
6. Miscellaneous.
(a) Further Instruments. The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
(b) Notice. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given (i) upon personal delivery, (ii) when sent by confirmed facsimile, if sent during normal business hours of recipient, or if not, then on the next business day, or (iii) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.
(c) Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Purchaser, the Purchaser’s heirs, executors, administrators, successors and assigns.
(d) Applicable Law; Entire Agreement; Amendments. This Agreement shall be governed by and construed in accordance with the laws of the State of California as it applies to agreements between California residents, entered into and to be performed entirely within California and constitutes the entire agreement of the parties with respect to the subject matter hereof superseding all prior written or oral agreements, and no amendment or addition hereto shall be deemed effective unless agreed to in writing by the parties hereto.
(e) Right to Specific Performance. The Purchaser agrees that the Company shall be entitled to a decree of specific performance of the terms hereof or an injunction restraining violation of this Agreement, said right to be in addition to any other remedies available to the Company.
(f) Severability. If any provision of this Agreement is held by a court to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way and shall be construed in accordance with the purposes and tenor and effect of this Agreement.
(g) Counterparts; Facsimiles. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument and such counterparts may be delivered via facsimile.
(h) California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTIONS 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

“PURCHASER”	“COMPANY”

MARIO AYUB	MEXORO MINERALS LTD.

/s/ Mario Ayub	By:	/s/ George Young

Signature		Title:	President
Address:		Address:	Mountain View Center

12303 Airport Way

Suite 200
Broomfield, CO 80021
[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]